UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21479

Madison Harbor Balanced Strategies, Inc.

(Exact name of registrant as specified in charter)

Madison Harbor Balanced Strategies, Inc.

1177 Avenue of the Americas, 44th Floor

New York, NY 10017

(Address of principal executive offices)

Madison Harbor Balanced Strategies, Inc.

Edward M. Casal, Chief Executive Officer

1177 Avenue of the Americas, 44th Floor

New York, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-380-5500

Date of fiscal year end: March 31, 2017

Date of reporting period: March 31, 2017

Item 1.	Reports to Shareholders.

The annual report to shareholders for the year ended March 31, 2017 is filed herewith.

Managed by

Madison Harbor Balanced Strategies, Inc.

Access to Private Real Estate Opportunities

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the “Fund”).

Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund’s shares are not traded on any securities exchange or any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund’s outstanding shares.

The views on the benefits and advantages of investing in real estate, as expressed herein, reflect the views and beliefs of the Adviser based on its experience in real estate investing. Many of the statements in this presentation are forward looking and contain significant risks and uncertainties. The opinions and views expressed herein are subject to change based on market and other conditions. Traditional investments are significantly different asset categories from that of real estate and thus the returns are significantly different, as are the characteristics of risk, liquidity and transparency.

Letter to Shareholders

May 25, 2017

Dear Shareholders,

We are very pleased to note that on April 28, 2017, the Fund made a liquidating distribution to shareholders in the amount of $53.401 per share. This followed the sale of the Fund’s remaining portfolio of private equity real estate funds at December 31, 2016 and an initial distribution of proceeds of $250.00 per share paid in January 2017.

The Fund has reserved cash to pay its operating costs incurred through the end of April as well as the remaining costs associated with liquidating and dissolving the Fund entity. Should these costs prove to be less than provided for, we would expect to make a residual distribution to shareholders later this year.

Net Asset Value

The Fund’s net asset value at March 31, 2017, was set at $57.53 per share, which represents a decline of 1.27% for the quarter. The change reflects the Fund’s operating expenses for the quarter and a small loss on the liquidation of the Fund’s remaining fixed income assets in March, net of interest income earned during the quarter. The difference between the March net asset value and the amount of the April distribution represents the Fund’s net operating expenses for the month of April and a provision for the remaining liquidation costs.

Looking Back

The Fund was launched in 2005 to provide investors with access to a portfolio of private equity real estate funds with an investment objective of capital growth with a moderate income return. To achieve those goals we invested in a pool of funds that were diversified by real estate sector and region and that largely followed a “value-add” real estate strategy.

While we sought to avoid sectors such as residential development which we had viewed as over-priced, we did not anticipate the severity of the 2008/09 global financial crisis, which hit as our underlying funds were in the midst of or had completed investing the majority of their capital. The crisis had a significant negative impact on the portfolio, although returns varied widely among the underlying funds. In general, those funds that were fully invested prior to the crisis and did not retain sufficient capital reserves performed poorly, while those raised later in the cycle and had more dry powder coming out of the crisis performed better.

The Fund itself had limited ability to invest post-crisis as it had effectively fully committed its resources by the end of 2007 and was unable to raise fresh capital. This lack of capital also limited the ability of the Fund to offer liquidity to shareholders as the Fund had to discontinue making annual tender offers to ensure that it would have sufficient resources to meet its capital commitments to the underlying funds and cover its operating expenses and fees.

The Fund was able to recover some value over the years, but we ultimately reached the conclusion in 2016, with the support of the Fund’s Board of Directors, that after over ten years of operation a sale of the Fund’s portfolio and expedited liquidation would provide the most value to shareholders.

As we continue to wind down the Fund, we again express our appreciation for the patience shown by our shareholders over the years. Please do not hesitate to contact us with any questions you may have.

Sincerely,

Edward M. Casal	Russell H. Bates
Chairman and Chief Executive Officer	President

Voting Results of Special Meeting of Shareholders

A Special Meeting (the “Meeting”) of the Fund’s shareholders was held on December 9, 2016 for the purposes of considering two proposals.

At the Meeting, the Fund’s shareholders first voted on a proposal to approve the sale of the Fund’s interests in certain underlying real estate funds, which constituted substantially all of the non-cash assets of the Fund (the “Asset Sale”), pursuant to an Agreement of Sale and Purchase dated as of September 19, 2016 by and among Landmark Real Estate Partners VII PV II, L.P., a Delaware limited partnership, Landmark Real Estate Partners VII PV III, L.P., a Delaware limited partnership, and the Fund, which was attached as Appendix A to the Fund’s definitive proxy statement dated October 25, 2016 (the “Proxy Statement”). The shares were voted as indicated below:

Votes For	Votes Against	Abstain
31,638	118	0

The Fund’s shareholders next voted on a proposal to approve the Plan of Liquidation and Dissolution adopted by the Board of Directors of the Fund, attached as Appendix C to the Proxy Statement, pursuant to which the Fund would be liquidated and dissolved as soon as reasonably practicable (but in no event earlier than three months immediately following the closing of the Asset Sale). The shares were voted as indicated below:

Votes For	Votes Against	Abstain
31,638	118	0

Each proposal required the affirmative vote of two-thirds of the outstanding shares of the Fund and each was passed with the 78.55% of outstanding shares voting in favor and 0.29% of shares voting against the proposals.

Tax Information

The following is being provided solely for the information of Fund shareholders and represents general information on the tax impact of the liquidation of the Fund on shareholders.

Please note that the tax impact for each shareholder will depend on their particular tax status and transactions over the life of the Fund and we urge all shareholders to consult their tax advisor for tax advice on the treatment of their investment in the Fund.

The distributions made by the Fund which have been treated as a return of capital for U.S. Federal tax purposes, since inception, are listed below. For illustrative purposes only, assuming that 1) a shareholder invested in the initial Fund offering at $1000.00 per share; 2) received all of the return of capital distributions listed below; and 3) the Fund makes no residual distribution, then the capital loss to be recognized upon final liquidation would be $1000.00 - $676.6125 = $323.3875 per share.

Shareholders should consult their tax advisor regarding the treatment of any brokerage commission paid in connection with their acquisition of Fund shares.

Date of Distribution	Return of Capital per share
12/13/13	$25.0000
2/14/14	$50.0000
5/15/14	$25.0000
8/15/14	$25.0000
11/14/14	$25.0000
2/13/15	$46.5215
5/15/15	$25.0000
8/14/15	$50.0000
11/13/15	$50.0000
2/12/16	$26.6900
5/13/16	$25.0000
1/31/17	$250.0000
4/28/17	$53.4010

Total Return of Capital Distributions, excluding possible residual distribution	$676.6125

Madison Harbor Balanced Strategies, Inc.

Financial Statements

Report of Independent Registered Public Accounting Firm

To the Directors and Shareholders of

Madison Harbor Balanced Strategies, Inc.

We have audited the accompanying statement of assets and liabilities of Madison Harbor Balanced Strategies, Inc. (the “Fund”) as of March 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation that no investments were owned as of March 31, 2017, by correspondence with management of the underlying investment funds and the custodian of the fixed income securities. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Madison Harbor Balanced Strategies, Inc. as of March 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the financial statements, the Fund’s shareholders approved a plan of liquidation for the Fund on December 9, 2016, which resulted in selling all investments and commencing dissolution of the Fund. The financial statements do not include any adjustments that might result from the outcome of this liquidation. Our opinion is not modified with respect to this matter.

EisnerAmper LLP

New York, New York

May 25, 2017

Madison Harbor Balanced Strategies, Inc.

Statement of Assets and Liabilities

March 31, 2017

Assets
Cash and cash equivalents	$2,346,561
Due from Affiliate	39,450
Prepaid expenses and other assets	42,427

Total Assets	2,428,438

Liabilities
Accrued expenses and other liabilities	111,530

Total Liabilities	111,530

Net Assets	$2,316,908

Net Assets
Components of net assets:
Common Stock (par value $0.0001, 300,000 shares authorized, 40,275 shares issued and outstanding) and Paid-in capital	$40,575,862
Return of capital distributions in excess of net investment loss	(24,732,304)
Accumulated net realized loss on investments	(13,526,650)

Net Assets	$2,316,908

Net Asset Value Per Share	$57.53

See accompanying notes to financial statements.

Madison Harbor Balanced Strategies, Inc.

Statement of Operations

For the Year ended March 31, 2017

Investment Income
Underlying Funds	$1,495,281
Interest	24,158

Total investment income	1,519,439

Expenses
Management fees	176,948
Administration fees	128,740
Professional fees	62,842
Insurance expenses	52,847
Board of Directors’ fees	47,125
Compliance	36,000
Printing expenses	6,160
Other expenses	16,879

Total operating expenses before reimbursement from Adviser	527,541
Reimbursement from Adviser	(213,480)
Liquidation costs	199,450

Net expenses	513,511

Net investment income	1,005,928
Net realized loss on investments	(20,103)
Net realized loss on sale of investments	(11,883,450)
Net change in unrealized depreciation on investments	7,837,826

Net decrease in net assets resulting from operations	$(3,059,799)

See accompanying notes to financial statements.

Madison Harbor Balanced Strategies, Inc.

Statements of Changes in Net Assets

	Year Ended March 31, 2017	Year Ended March 31, 2016
(Decrease) Increase in Net Assets Resulting From Operations:
Net investment income	$1,005,928	$2,463,011
Net realized loss on investments	(20,103)	(25,944)
Net realized loss on sale of investments	(11,883,450)	—
Net change in unrealized depreciation on investments	7,837,826	(1,655,768)

Net (decrease) increase in net assets resulting from operations	(3,059,799)	781,299

Capital Share Transactions:
Capital redemptions	—	(300,431)
Distributions to shareholders from net investment income	(3,947,816)	(141,836)
Distributions to shareholders from return of capital	(7,127,809)	(8,925,039)

Net decrease in net assets resulting from capital share transactions	(11,075,625)	(9,367,306)

Net decrease in net assets	(14,135,424)	(8,586,007)
Net Assets, beginning of year	16,452,332	25,038,339

Net Assets, end of year	$2,316,908	$16,452,332

See accompanying notes to financial statements.

Madison Harbor Balanced Strategies, Inc.

Statement of Cash Flows

For the Year ended March 31, 2017

Cash Flows From Operating Activities:
Net decrease in net assets resulting from operations	$(3,059,799)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net realized loss on investments	20,103
Net realized loss on sale of investments	11,883,450
Net change in unrealized depreciation on investments	(7,837,826)
Changes in operating assets and liabilities
Proceeds from disposition of investments owned	10,686,985
Due from Affiliate	(39,450)
Accrued interest receivable	1,953
Prepaid expenses and other assets	(5,196)
Management fees payable	(28,650)
Accrued expenses and other liabilities	(201,801)

Net cash provided by operating activities	11,419,769

Cash Flows From Financing Activities:
Distributions to shareholders	(11,075,625)

Net cash used in financing activities	(11,075,625)

Net increase in cash and cash equivalents	344,144
Cash and cash equivalents at:
Beginning of year	2,002,417

End of year	$2,346,561

See accompanying notes to financial statements.

Madison Harbor Balanced Strategies, Inc.

Consolidated Financial Highlights

	For the Years ended March 31,
	2017	2016	2015	2014	2013
Per share data (for a share outstanding throughout the years)[1] :
Net asset value, beginning of year	$408.50	$614.06	$654.24	$701.70	$659.02

Net investment income	24.98	61.00	20.78	19.15	3.46
Net realized loss on investments	(295.56)	(0.64)	(0.76)	(8.98)	(25.80)
Net change in unrealized depreciation on investments	194.61	(40.92)	64.80	17.37	65.02

Total from operations	(75.97)	19.44	84.82	27.54	42.68

Distributions to shareholders from net investment income	(98.02)	(3.48)	—	—	—
Distributions to shareholders from return of capital	(176.98)	(221.52)	(125.00)	(75.00)	—

Total distributions to shareholders	(275.00)	(225.00)	(125.00)	(75.00)	—

Net asset value, end of years	$57.53	$408.50	$614.06	$654.24	$701.70

Total return[2]	(20.64)%	5.53%	15.70%	4.50%	6.48%

Net assets, end of years	$2,316,908	$16,452,332	$25,038,339	$26,742,000	$28,769,860

Ratios to average net assets[3] :
Expenses, including expense reimbursement	4.12%	2.79%	2.83%	3.04%	3.08%
Expenses, excluding expense reimbursement	5.83%	3.85%	3.57%	3.73%	3.71%
Net investment income	8.07%	11.64%	3.40%	2.82%	0.52%
Portfolio turnover rate	0.00%	0.00%	0.10%	6.24%	19.58%

See accompanying notes to financial statements.

[1]	Per share calculations are based on average shares outstanding during the years.
[2]

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Past performance is not a guarantee of future results.

[3]	Ratios do not include expenses of Underlying Fund investments.

Madison Harbor Balanced Strategies, Inc.

Notes to Financial Statements

March 31, 2017

(1) Organization

Madison Harbor Balanced Strategies, Inc. (the “Fund”), is a Maryland corporation formed on December 16, 2003, and registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005, and held its final closing on December 31, 2006 (the “Final Closing”). The Fund has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes. Pursuant to the Fund’s investment advisory agreement, Aviva Investor Americas, LLC (“Aviva Investors”), a Delaware limited liability company, serves as the adviser of the Fund (the “Adviser”). The Adviser is responsible for the day-to-day management and operation of the Fund. The Board of Directors (the “Board”) has overall responsibility for the management and supervision of the Fund. The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the “Underlying Funds”). The Fund’s investment period ended December 31, 2007, and the duration of the Fund was originally anticipated to be ten years from the Final Closing.

On December 9, 2016, Fund shareholders approved a proposed sale of the Fund’s remaining portfolio of private equity real estate funds (the “Asset Sale”) and a plan of liquidation for the Fund. The Fund subsequently executed the asset sale at December 31, 2016 and is in the process of implementing the plan of liquidation. See Note 8 for additional information.

On April 19, 2006, the Fund formed a wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. (“MHBS-TRS”) for the purpose of holding investments which were expected to include assets and generate income that might not be qualifying assets and income for purposes of the asset and income tests which the Fund is required to meet to maintain its status as a REIT for federal income tax purposes. On December 31, 2013, MHBS-TRS was merged into the Fund pursuant to a resolution adopted by the Board, and all assets and liabilities of MHBS-TRS, including the investment in Barrow Street Real Estate Investment Fund III, were transferred to the Fund.

(2) Summary of Significant Accounting Policies

(a)	Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company that follows the specialized accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

(b)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts of assets, liabilities, income and expenses in the financial statements. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

(c)	Principles of Consolidation

The accompanying financial statements include the accounts of Madison Harbor Balanced Strategies, Inc. and, through December 31, 2013, its former wholly-owned subsidiary, MHBS-TRS. MHBS-TRS was 100% owned and controlled by the Fund. All material intercompany transactions and account balances have been eliminated in consolidation.

(d)	Valuation

FAIR VALUE MEASUREMENT – DEFINITION AND HIERARCHY

The Fund provides disclosures about investments that are measured and reported at fair value using a fair value hierarchy, which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment. Examples of assets utilizing Level 1 inputs are: most U.S. Government securities and money market securities.

•

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Examples of assets utilizing Level 2 inputs are: certain U.S. agency securities and collateralized mortgage obligations.

•	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Examples of assets utilizing Level 3 inputs are: private equity real estate funds.

The availability of observable inputs can vary from product to product and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including during periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2 or Level 2 to Level 3.

Money Market Securities. Money market securities are valued using quoted market prices. Valuation adjustments are not applied. Accordingly, the Fund’s investments in money market securities are categorized in Level 1 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities include collateralized mortgage obligations and are generally valued using quoted market prices or are benchmarked thereto. Accordingly, the Fund’s investments in U.S. agency securities are categorized in Level 2 of the fair value hierarchy.

Investments in Private Equity Real Estate Funds. The Fund’s investments in private equity real estate funds took the form of direct private investments in such entities. The transaction price was used as the best estimate of fair value at inception. Thereafter, valuation was based on an assessment of each underlying investment, incorporating valuations that considered the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable company transactions, performance multiples and changes in market outlook, among other factors. These nonpublic investments were included in Level 3 of the fair value hierarchy because they traded infrequently or not at all, and, therefore, the fair value is unobservable.

The Fund held no investments at March 31, 2017.

(e)	Income and Expense Recognition

Dividend and interest income is recognized on the accrual basis. Income from Underlying Funds is recognized as declared and distributed by the Underlying Funds. Investment transactions are accounted for on a trade date basis.

The Fund is responsible for and pays all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser’s management fee, fees paid to the Fund’s administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors’ and officers’ insurance and travel expenses incurred on the Fund’s behalf.

In the event that the expenses of the Fund in any particular fiscal year of operations, excluding the Adviser’s management fees, offering costs, taxes and extraordinary items exceed 1.00% of the Fund’s average month-end net asset value for the fiscal year (the “Expense Reimbursement Methodology”), the Adviser will reimburse the Fund for any such expenses incurred above that amount (the “Expense Reimbursement”). The Fund notes that its private placement memorandum stated that “in the event that [the Fund’s] total ongoing operating expenses in any particular fiscal year of operations, excluding management fees, exceed 1.00% of [the Fund’s] net asset value as determined at the end of that fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of [the Fund’s] net asset value,” (the “Stated Methodology”). In fact, the Stated Methodology was never employed, and the Expense Reimbursement Methodology has historically benefitted the Fund’s shareholders, compared with the amount that would have been reimbursed to the Fund under the Stated Methodology. The Fund believes that the Expense Reimbursement Methodology represents the industry standard for fee reimbursements of this nature. However, when the value of the net assets of the Fund is declining, as it had been in the market environment in 2009 and 2010 or will be as the Fund returns capital to its investors, the Expense Reimbursement Methodology would be less beneficial to Fund shareholders than the Stated Methodology.

The total expenses of the Fund, excluding management fees, offering costs, taxes and extraordinary items, for the year ended March 31, 2017, were $338,124, and the Expense Reimbursement for the period was $213,480.

(f)	Income Taxes

The Fund has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with the taxable year ended December 31, 2005. To qualify as a REIT, the Fund must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted taxable income to its shareholders. The Fund believes that it has been organized and operated in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with the taxable year ended December 31, 2005, and thereafter and it is management’s intention to adhere to these requirements and maintain the Fund’s REIT status.

As a REIT, the Fund will generally not be subject to corporate level federal income tax on taxable income it currently distributes to its shareholders. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for the subsequent four taxable years. Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain state and local income and excise taxes on its income and property, and to federal income and excise taxes on its undistributed income.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year.

(g)	Distributions to Shareholders

Distributions to shareholders are recorded on the record date.

(h)	Cash and Cash Equivalents

The Fund considers cash in banks, obligations of the U.S. Government, commercial paper and deposits with financial institutions with maturities of three months or less when acquired and that can be liquidated without prior notice or penalty, to be cash and cash equivalents.

The Fund currently maintains its cash balances with SEI Private Trust Company, Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank. The Fund has not experienced any losses on such accounts and does not believe it is exposed to any significant risk on cash and cash equivalents. From time to time, the Fund may, during the course of operations, maintain cash balances with financial institutions in excess of federally insured limits. In the event of a financial institution’s insolvency, the recovery of cash may be limited.

(3) Capital Share Transactions

As of March 31, 2017, 300,000 shares of $0.0001 par value common stock were authorized.

Shares of the Fund’s common stock were initially sold at a price of $1,000 per share. The Fund’s shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund could have, from time to time after the one-year anniversary of the Final Closing, offered to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, would have been subject to available liquidity and other restrictions, consummated at a discount to the then net asset value, and at no time exceeded more than 5% of the Fund’s outstanding shares. The Fund did not make a tender offer during the years ended March 31, 2016 or 2017, but did, at the discretion of the Board and pursuant to the terms of the Fund’s private placement memorandum, repurchase 500 shares for $300,431, during the year ended March 31, 2016 from the estates of deceased shareholders.

The Adviser may pay, from its own resources, compensation to certain distributors of the Fund’s shares in connection with the servicing of investors. This amount is currently ranges between 0.325% and 0.650% of net asset value annually.

As of March 31, 2017, affiliates of the Adviser owned approximately 0.1% of the shares of the Fund.

(4) Investments

All of the Fund’s investments in Underlying Funds were sold as part of the Asset Sale at December 31, 2016. All of the Fund’s investments in fixed-income securities were sold during the year ended March 31, 2017.

The cost of investments in, and distributions received from and proceeds from the sale of Underlying Funds for the year ended March 31, 2017, were $0 and $11,466,955, respectively. All such distributions received from Underlying Funds were non-recallable. The cost of investments in and sales of fixed-income securities for the year ended March 31, 2017, were $0 and $404,654, respectively.

FAIR VALUE MEASUREMENTS

The Fund had no assets measured at fair value at March 31, 2017. During the years ended March 31, 2017 and 2016, there were no transfers between Level 1 and Level 2 assets and liabilities and no significant changes to the Fund’s fair valuation methodologies.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis for the year ended March 31, 2017

	Beginning Balance	Realized Gains (Losses)[1]	Unrealized Gains (Losses)[1]	Total Realized and Unrealized Gains (Losses)[1,2]	Purchase, Sales, Other Settlements and Issuances, Net	Ending Balance
Private Equity Real Estate Funds	$14,010,355	$(11,877,232)	$7,838,551	$(4,038,681)	$(9,971,674)	$—

[1]

Realized and unrealized gains(losses) are included in net realized gains(losses) on investments and net changes in unrealized appreciation(depreciation) on investments in the consolidated statement of operations.

[2]	Excludes $1,495,281 of investment income included in the consolidated statement of operations.

(5) Investment Advisory Fees

Pursuant to the investment advisory agreement between the Fund and the Adviser, the Adviser was entitled to receive, on a quarterly basis, in advance, a management fee at an annualized rate equal to 2.00% of the net asset value of the Fund comprised of Underlying Fund investments, and 1.00% of the net asset value of the

Fund comprised of proceeds of offerings and distributions that have not been invested in Underlying Funds (the “Managed Account”). During the year ended March 31, 2017, the Advisor waived the portion of its fee, in the amount of $30,752, for the period from July 1, 2016 through December 31, 2016 that was attributable to the difference in the amount of the purchase price of the assets sold in the Asset Sale and the net asset value of the underlying funds upon which that fee would have otherwise been calculated. Gross management fees for the year ended March 31, 2017, after the fee waiver, were equal to 1.42% of the Fund’s average net assets, and the effective management fee rate, net of the Expense Reimbursement, was (0.29%). Gross management fees for the year ended March 31, 2016, were equal to 1.75% of the Fund’s average net assets, and the effective management fee rate, net of the Expense Reimbursement, was 0.68%.

(6) Administration Agreement

SEI Investments Global Funds Services (the “Administrator”) provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the years ended March 31, 2017 and 2016, the Fund incurred administration fees of $128,740 and $132,000, respectively, which equate to the minimum fee.

(7) Distributions to Shareholders

For the year ended March 31, 2017, the Fund declared and paid distributions of $275.00 per share, equal to $11,075,625, of which $98.02 per share, equal to $3,947,816 was from net investment income, and $176.98 per share, equal to $7,127,809 was a return of capital. For the year ended March 31, 2016, the Fund declared and paid distributions of $225.00 per share, equal to $9,066,875, of which $3.48 per share, equal to $141,836, was from net investment income, and $221.52 per share, equal to 8,925,039 was a return of capital.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. The primary reasons that differences may exist between the Fund’s tax-basis versus GAAP-basis net investment income are: (1) certain GAAP-basis amounts are recognizable for tax purposes in different tax years; (2) certain GAAP-basis offering cost expenses are not recognizable for tax purposes; and (3) differing tax and GAAP year ends (December 31, and March 31, respectively). These differences are temporary in nature.

(8) Subsequent Events

On April 24, 2017, the Fund declared a distribution of $53.401 per share payable on April 28, 2017, to shareholders of record on April 26, 2017. It is anticipated that this distribution will be treated as a return of capital for U.S. federal tax purposes. This distribution represents all of the Fund’s remaining net assets.

At April 30, 2017, the Fund had retained $251,910 for accrued but unpaid expenses relating to the fiscal year ended March 31, 2017, operating expenses incurred through the end of April 2017 and its estimate of all remaining expenses associated with the liquidation of the Fund. Should these expenses be less than provided for, the Fund will make a residual distribution to shareholders.

On May 1, 2017, the Fund submitted a Form N-8F filing with the Securities and Exchange Commission to apply for Deregistration as an investment company under the Investment Company Act of 1940.

Privacy Policy

This privacy statement is issued by Madison Harbor Balanced Strategies, Inc. We consider privacy to be fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ nonpublic personal information.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described in this notice. We never sell client lists or individual client information. Internal policies and procedures are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, and through transactions with us or our affiliates. We collect information about our clients (such as name, address, birth date, social security number, educational and professional background, assets and income) and their transactions with us (such as investments, performance and account balances). To be able to serve our clients, the information we collect is shared with our affiliates and to third parties that perform various services for us, such as transfer agents, lawyers, accountants, custodians and broker-dealers. This includes identification information (e.g., name and address), transaction and experience information (e.g., account balance), and other information necessary to accomplish customer transactions. In addition, the information we collect may be shared with affiliates, with financial institutions with which we have joint marketing agreements, or with other parties as permitted or required by law. Depending on where you live, state or local law may provide you with additional protections and may require that we send you additional notices. If any law requires that we obtain permission before we share your information, we will do so. Finally, we may be required by domestic or foreign laws to disclose certain information about our clients to tax or other authorities.

Any organization receiving client information may only use it for the purpose designated by Madison Harbor Balanced Strategies, Inc. or its affiliates.

Management Team and Independent Directors1

Senior Management Team

Edward M. Casal, 59, Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of the Fund. Mr. Casal is also the Chief Executive Officer of Global Real Estate at Aviva Investors. Mr. Casal has over 30 years of broad experience in real estate and corporate finance at Madison Harbor Capital, UBS, Dillon, Read & Co. and Goldman, Sachs & Co. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions. Mr. Casal is a Director of Cousins Properties Incorporated.

Russell H. Bates, 50, President. Mr. Bates also serves as Portfolio Manager and on the Global Investment Committee of the Global Indirect Real Estate Group at Aviva Investors. Mr. Bates has over 20 years of experience in business and law, most recently with Madison Harbor Capital, and as a real estate investment banker at UBS and Friedman Billings Ramsey, and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the Pension Real Estate Association and the Urban Land Institute.

Independent Directors of the Fund

Cydney C. Donnell, 57, is an Executive Professor, Associate Department Head-Finance Department and Director of Real Estate Programs at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell is a Board member of American Campus Communities Inc., Pebblebrook Hotel Trust, and the Employees Retirement System of Texas. Ms. Donnell is Chair of the Fund’s Valuation Committee and also serves on the Audit and Nominating & Compensation Committees.

Stanley R. Perla, CPA, 73, has over 40 years of public and private real estate audit and accounting experience, including a 35 year career at Ernst & Young, the last 25 of which as Partner. He served as Ernst & Young’s national director of real estate accounting, as well as on Ernst & Young’s national accounting and auditing committee. Most recently, Mr. Perla was Managing Partner at Cornerstone Accounting Group, a public accounting firm specializing in real estate and prior to that he served as Director of Internal Audit at Vornado Realty Trust. He is a Director and Chair of the Audit Committee at American Realty Capital Fund V, American Realty Capital Real Estate Income Fund and American Realty Capital Hospitality Trust, and a Director of GTJ REIT, Inc. Mr. Perla is Chair of the Fund’s Audit Committee and also serves on the Valuation and Nominating & Compensation Committees.

Leland R. Speed, 84, serves as a Director and Chairman of the Board of New York Stock Exchange listed real estate investment trust EastGroup Properties, Inc. He was previously a Director and Chairman of the Board of Parkway Properties, Inc., and served as Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Fund’s Audit and Nominating & Compensation Committees.

[1]

All directors of the Fund have served since the Fund’s inception, with the exception of Mr. Speed, who has served since October 2004. Mr. Casal does not hold any directorships other than noted above. Additional information regarding the directors and officers of the Fund may be found in the Fund’s most recently filed Form N-CSR, which is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Madison Harbor Balanced Strategies, Inc.

1177 Avenue of the Americas, 44th Floor

New York, NY 10036

For more information,

please call 212.380.5500

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-380-5500; and (ii) on the Commission’s website at http://www.sec.gov. However, since the Fund’s strategy consists of investing in real estate private equity funds (“Underlying Funds”), for which voting rights will be limited, the Fund will likely have few opportunities, if any, to vote proxies.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and Chief Financial Officer. For the calendar year ended December 31, 2016 and the Registrant’s fiscal year ended March 31, 2017, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Stanley Perla, who is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for professional services rendered by EisnerAmper LLP (“EisnerAmper”), the Registrant’s independent registered public accounting firm for the fiscal years ended March 31, 2017 and 2016 for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2017 and 2016 were $37,500 and $62,500, respectively.

(b) Audit-Related Fees: The aggregate fees billed for assurance and related services rendered by EisnerAmper that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended March 31, 2017 and 2016 were $0 and $0, respectively.

(c) Tax Fees: The aggregate fees billed for professional services by EisnerAmper for tax compliance, tax advice and tax planning in the fiscal years ended March 31, 2017 and 2016 were $8,250 and $60,000, respectively.

(d) All Other Fees: No such fees were billed to the Registrant by EisnerAmper in the fiscal years ended March 31, 2017 and 2016.

(e)(1) It is the policy of the Audit Committee to pre-approve all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Registrant by its independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(B) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee may form and delegate authority to subcommittees consisting of one or more independent members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at each of its next scheduled meetings.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2017	Fiscal Year 2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable. The percentage of hours expended on EisnerAmper’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributed to work performed by persons other than EisnerAmper’s full-time, permanent employees was not greater than 50 percent.

(g) The aggregate non-audit fees and services billed by EisnerAmper for the fiscal years ended March 31, 2017 and March 31, 2016 were $0 and $0, respectively.

(h) Not applicable. No non-audit services were provided to the Registrant’s investment adviser nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5.	Audit Committee of Listed Registrants.

Not applicable as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

A schedule of investments in securities of unaffiliated issuers, as of the close of the reporting period, is included as part of the annual report to shareholders filed under Item 1 of this form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Aviva Investors Americas, LLC (“AIA” or the “Adviser”). However, since the Registrant’s strategy consists of investing in real estate private equity funds, for which voting rights will be limited, there will likely be few, if any, opportunities to vote proxies on behalf of the Registrant. The Proxy Voting Policies and Procedures of the Adviser (“Proxy Voting Polices”) are as follows:

Aviva Investors Americas, LLC

Proxy Voting Policies and Procedures

A. BACKGROUND

AIA is responsible for exercising voting authority over client portfolio securities consistent with the client’s best interests, which is viewed as making a judgment as to what voting decision (including a decision not to vote) is reasonably likely to maximize total return to the client. In the management of fixed income portfolios, the receipt and voting of proxies occurs less frequently than for equity portfolios, e.g., in the instance of restructuring debt resulting in the issuance of equity. AIA’s policy and practice is to receive and vote client proxies, disclose and mitigate conflicts of interest, make the policy available upon client request, respond to client inquiries regarding the voting of proxies and maintain appropriate records.

SEC-registered investment advisers who exercise voting authority over client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of the adviser’s proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

B. PROCEDURES

General Handling of Proxy Materials

•

Proxy materials should be directed to AIA’s Operations team. Operations will be responsible directing the proxy materials to the areas responsible for managing accounts holding the security, e.g., proxies for registered fixed income securities should be directed to Fixed Income Management, proxies for unregistered securities should be directed to Private Fixed Income Management, proxies for high yield securities should be directed to High Yield Management, proxies for money market funds should be directed to Treasury Management/Business Planning. Employees should promptly forward all proxy materials received to AIA Operations.

Disclosures

•

AIA will include a concise summary of its proxy voting process in its Form ADV, Part 2A explaining how clients may obtain information about how their proxies were voted and how to obtain a copy of the policy.

Client Requests for Information

•

Client requests for the policy should be forwarded to the CCO. Client requests for information about how AIA voted their proxies should be forwarded to the Client Relationship Manager. The CCO or Client Relationship Manager (or designee), as appropriate, is responsible for responding to such requests in writing and providing the policy or requested information.

Third-Party Proxy Services

•

AIA may retain a third-party service provider to provide proxy recommendations or guidelines, to cast votes, to respond to client requests for the policy or voting information, and to keep and maintain records required under the policy.

Voting Procedures and Guidelines

•

Portfolio managers within each responsible investment area are to vote (or to refrain from voting) proxies for accounts they manage in a manner consistent with the policy, the accounts’ investment management agreements, and any written instructions from the clients.

•	Portfolio managers are to notify the CCO of his or her votes contrary to AIA’s general guidelines, votes on non-routine matters and instances where the portfolio manager refrains from voting.

•	Absent special circumstances or client instructions, AIA typically votes proxies according to the following general guidelines:

•	we consider the opinion of management on the issues to be voted;

•	we evaluate the effects of our vote on management, on shareholder value, and on the issuer’s business and business practices;

•	we vote with management on routine corporate housekeeping proposals, such as election of directors and selection of auditors; and

•	we vote against proposals that entrench management or board members, diminish shareholder rights, reduce the proportionate share of current shareholdings, or result in unequal voting rights.

•

The following matters will be evaluated on a case-by-case basis, and AIA will vote on these matters in the best economic interests of its clients: preemptive rights offerings; staggered boards (where they do not exist already); new classes of shares having different voting rights; “poison pills”; and “golden parachutes”.

•

AIA may refrain from voting client proxies when: the securities are no longer held in the account; the voting materials are not received in sufficient time to allow proper analysis or an informed vote by the voting deadline; it determines the cost of voting will likely exceed the expected potential benefit to the accounts; the securities have been loaned pursuant to the account’s securities lending arrangement and are unavailable to vote; or the securities are of a de minimus amount (as determined by the Proxy Committee).

•

Each portfolio manager must notify the CCO by email or in writing of the manager’s intention to vote a proxy contrary to AIA’s general guidelines or not to vote a proxy, and must not vote or take other action until instructed by the CCO. The CCO may resolve the matter or may convene the Proxy Committee to instruct the portfolio manager how to proceed.

Conflicts of Interest

•

Each portfolio manager is responsible for identifying, prior to each proxy vote, material actual or potential conflicts between the interests of AIA, its affiliates, or employees and the interests of the accounts for which the manager will vote, including conflicts arising from:

•	existing or prospective client or other relationships involving the issuer or the executive officers of the issuer;

•	a significant business, personal, or financial interest of the designated portfolio manager in the outcome of the vote;

•	undue influence upon the designated portfolio manager, whether exerted by an internal or external party (such as agents of the issuer).

•

Any portfolio manager or other employees with any concern or doubt about whether a conflict (or potential conflict) of interest exists with respect to any proxy solicitation must inform the CCO promptly before taking action or voting the proxy.

•

If a material actual or potential conflict of interest is identified with respect to a proxy vote, the designated portfolio managers responsible for voting on behalf of accounts affected by the conflict must each notify the CCO by email of the details of the conflict, and must not vote or take other action until instructed by the CCO.

The CCO may resolve the matter or may convene the Proxy Committee to instruct the designated portfolio managers how to proceed. The CCO will report conflict resolution to the Operational Risk Committee.

Proxy Committee:

AIA has established the Proxy Committee to determine how to resolve matters referred to it by the CCO and to assist with review of the policy and operation of these procedures.

•

The Proxy Committee is comprised of the following members: Chief Compliance Officer, or designee, the senior officer of each of the responsible investment areas, or designees (Note: only the senior officer or designee of the responsible investment areas affected by a conflict must participate in any meeting), the Head of Operations, or designee, and any other person identified by the CCO with respect to any particular matter.

•

The Proxy Committee may act upon the majority decision (but not less than two) of the members participating in any meeting (which may be held by telephone, email, or other means that the Committee deems appropriate). Any member may schedule a meeting of the Proxy Committee upon notice to the other members.

•

At least annually, the CCO will convene a meeting of the Proxy Committee to review the firm’s proxy voting activities, the adequacy and effectiveness of the policy, and any recommendations for changes. The CCO or Proxy Committee may amend the policy at any time, subject to AIA’s obligation to act in its clients’ best interests.

C. RECORDKEEPING

Operations will retain records in accordance with the SEC’s five-year (5) retention requirement including: the policy and any amendments, proxy materials (provided AIA may rely on records maintained through EDGAR); a record of each vote that AIA casts (and any decisions to refrain from voting); any document created that was material to making a decision how to vote or that memorializes that decision; records reflecting the resolution of conflicts of interest; and client requests for the policy or proxy voting information, and the firm’s responses.

D. RESPONSIBILITY FOR POLICY

The Chief Compliance Officer (“CCO”) of AIA, or his/her designee, is responsible for implementing and monitoring this Policy and for implementation and execution of a program for oversight on a regular basis.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Aviva Investors Americas, LLC (“AIA” or the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the “1940 Act”), serves, subject to the overall supervision of the Fund’s Board of Directors (the “Board”), as the Fund’s investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) entered into on the same terms as the investment advisory agreement originally executed by and between Aviva Investors North America, Inc. (“AINA”) and the Fund, dated April 28, 2008. Prior to May 2013, the Investment Advisory Agreement was by and between AINA and the Fund. In May 2013, AINA’s parent, Aviva plc, sold its U.S. insurance business, Aviva USA, to a third-party buyer. AINA was a wholly owned subsidiary of Aviva USA and was included in the sale, however the business of managing the Fund was not sold and Aviva plc formed a new investment adviser registered under the 1940 Act, AIA, to manage the Fund after the sale was consummated. At that time the individuals responsible for performing investment advisory services were transferred from AINA to AIA and AIA mirrors AINA’s former operation in terms of personnel, structure and management. The Fund’s Board approved the transfer of the Fund’s investment advisory agreement to AIA.

In accordance with the terms of the Investment Advisory Agreement, AIA, through its Investment Committee, is authorized to make all decisions with respect to investments, divestitures, changes in investment strategy, and utilization of leverage. Investment Committee decisions shall be unanimously approved by the members of the Investment Committee. The Investment Committee is currently comprised of Edward M. Casal and Russell H. Bates.

Edward M. Casal, Chairman, Chief Executive Officer, and Chief Investment Officer of the Registrant, 59, is Chief Executive Officer of Global Real Estate at Aviva Investors (“Aviva”), an affiliate of the Adviser. Mr. Casal has over 30 years of experience in real estate and corporate finance. In his career, Mr. Casal has advised public and private real estate clients and their Boards with regard to transactions with an aggregate value in excess of $20 billion. Mr. Casal has originated and transacted both entity-level and real estate property-level transactions including equity and debt financings, secondary real estate transfers, acquisitions, dispositions and mergers, review of corporate strategic alternatives, unsolicited tender offers, spin-offs, split-offs, restructurings, valuations, lease negotiations and fairness opinions.

Mr. Casal was a founder of Madison Harbor and joined AINA when it acquired the assets of Madison Harbor in April 2008. Prior to founding Madison Harbor in 2003, Mr. Casal spent 18 years at UBS Investment Bank, beginning with one of its predecessor companies, Dillon, Read & Co. Inc. From 1985 to 1991, Mr. Casal advised domestic and international clients with regard to a wide range of real estate investment opportunities including joint venture assignments on behalf of institutional investors, restructuring of lease transactions, property sales and acquisitions. From 1992 until the merger with UBS in 1997, he directed the firm’s real estate advisory, financing and agency activity in North America primarily focused on real estate transactions for corporations and merger and acquisition transactions for public and private real estate companies. From 1997 to 2001, Mr. Casal served as Executive Director of the UBS Warburg global real estate investment banking team primarily responsible for new business origination and led all of the firm’s real estate strategic advisory and M&A assignments in North America. Mr. Casal began his Wall Street career at Goldman, Sachs & Co. where he served in the municipal finance, equity research and real estate departments and his principal investing career with Alan Patricoff Associates, a venture capital firm.

Mr. Casal is a graduate of Tulane University (where he received the Wall Street Journal award for excellence in Finance) and has an MBA from the Harvard Graduate School of Business. He serves as a Director of Cousins Properties Incorporated.

Russell H. Bates, President and Secretary of the Registrant, 50, is a Portfolio Manager and Head of Americas for the Global Indirect Real Estate Group of Aviva Investors, an affiliate of the Adviser. Mr. Bates has over 20 years of experience in real estate investment, corporate finance, business and law. Assignments have included over $4 billion in equity and debt financings, mergers, spin-offs, restructurings, valuations and fairness opinions.

Mr. Bates was a founder of Madison Harbor and joined AINA when it acquired the assets of Madison Harbor in April 2008. Prior to founding Madison Harbor in 2003, Mr. Bates was a Director with UBS Investment Bank in its global real estate investment banking group where he was primarily responsible for execution of banking, underwriting, advisory and associated products and services within the real estate, lodging, gaming and leisure sectors. While there he represented clients on numerous public merger transactions including an international hostile takeover, asset sales, private joint venture transactions, and preferred equity capital raising. Prior to joining UBS, he served as a Vice President of Real Estate Investment Banking at Friedman Billings Ramsey where he completed numerous initial public offerings and follow-on offerings for equity and mortgage real estate investment trusts (REITs). Concurrently, he served as Senior Investment Officer for FBR Asset Investment Corporation, a REIT that made mezzanine loans as well as bridge equity investments in private real estate companies prior to an IPO. In this capacity, he originated and managed the mezzanine lending program, evaluated potential investments for its investment committee and had portfolio responsibility for its mortgage loan holdings.

Prior to his investment banking career, Mr. Bates was an attorney with the US Securities and Exchange Commission with its Division of Corporation Finance focusing on Real Estate and Securitization transactions. In addition, Mr. Bates spent four years with PepsiCo, Inc. as a manager focusing on acquisition integration.

Mr. Bates is a graduate of Baylor University and the Southern Methodist University School of Law and is a member of the Pension Real Estate Association and the Urban Land Institute.

Portfolio managers of the Adviser beneficially own equity securities of the Registrant as follows:

Edward M. Casal	$10,001 - $50,000
Russell H. Bates	$10,001 - $50,000

Employees of the Adviser serve as the portfolio managers of the Registrant. The compensation paid to such individuals consists of a base salary and discretionary bonus, as well as deferred compensation and retirement benefits, and this compensation is reviewed annually by the executive committee of Aviva Investors. Investment performance, including that of the Registrant, is one of several factors on which this compensation is based, but there is not a direct link between compensation and the Registrant’s performance.

The portfolio managers employed by the Adviser manage the following accounts in addition to the Registrant

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Assets$(000)	# of Accounts	Assets$(000)	# of Accounts	Assets$(000)
Edward M. Casal	0	$—	1	$100,725	0	$—
Russell H. Bates	0	$—	2	$75,955	0	$—

Conflicts of Interest

The Adviser and its affiliates and employees may engage in a broad spectrum of activities, including sponsoring and managing investment funds, engaging in broker-dealer activities, and other activities. In the ordinary course of business, these institutions or individuals may engage in activities when their interests or the interests of their clients may conflict with the interests of the Registrant and the Registrant’s investors.

Allocation of Management Time and Services

The Registrant does not have its own employees and relies upon the Adviser and its affiliates for management of the Registrant and its assets. Conflicts of interest may arise in allocating management time, services or functions between the Registrant and other entities for which the Adviser and its affiliates may provide similar services. The officers and employees of the Adviser devote such time to the Registrant’s affairs as they, in their sole discretion, determine to be necessary for the conduct of the Registrant’s business.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable. Neither the Registrant nor any “affiliated purchasers”, as defined in Rule 10b-18(a)(3) under the Exchange Act, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the 1940 Act, are filed herewith.

(c) Bylaws – Amended & Restated attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Harbor Balanced Strategies, Inc.

/s/ Edward M. Casal
Edward M. Casal
Chief Executive Officer

Date: June 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Edward M. Casal
Edward M. Casal
Chief Executive Officer

Date: June 7, 2017

/s/ Michael Fortier
Michael Fortier Chief Financial Officer

Date: June 7, 2017